The Prudential Insurance Company of America	Jordan K. Thomsen Vice President and Corporate Counsel The Prudential Insurance Company of America 213 Washington Street Newark, NJ 07102 (973) 802-4193 jordan.thomsen@prudential.com September 16, 2022

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    The Prudential Insurance Company of America (“Depositor”)
Prudential Variable Appreciable Account (“Registrant”) (File No. 811-05466)

Dear Commissioners:

The Prudential Insurance Company of America (“We”), on behalf of the Registrant, has transmitted to contract owners the semi-annual reports for the underlying funds for the period ending June 30, 2022.

Fund Company	1940 Act Registration No.
American Century Variable Portfolios, Inc.	811-05188
Advanced Series Trust ("AST")	811-05186
Janus Aspen Series	811-07736
MFS Variable Insurance Trust	811-08326
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

We understand that the Fund Companies each have filed or will file their reports with the Commission under separate cover.

If you have any questions regarding this filing, please contact me at (973) 802-4193.

Sincerely,

/s/ Jordan K. Thomsen
Jordan K. Thomsen

VIA EDGAR